UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 18, 2005
ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (708) 349-3300
None

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Lease Agreement

Item 1.01 Entry into a Material Definitive Agreement
On November 18, 2005, the company entered into an agreement to lease the building and property located at the 52.25 acre site at 2700 Ellis Road in Joliet, Illinois, consisting of a building to be constructed by the landlord of approximately 720,086 square feet, for its new manufacturing facility and administrative offices. The initial term of the lease is 15 years and 2 months, commencing on November 18, 2006, or the date the building portion of the leased premises has been substantially completed.
The lease agreement is dated November 18, 2005 and is attached hereto as exhibit 99.1
Item 9.01 Financial Statements and Exhibits.
          (c)       Exhibits.
          99.1     Lease agreement dated November 18, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: November 18, 2005	By:	/s/ Marty Kittrell

Marty Kittrell
Chief Financial Officer